SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2007

Comcast Corporation

(Exact Name of Registrant

as Specified in Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street Philadelphia, PA	19102-2148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 665-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 1, 2007, Comcast Corporation (“Comcast”) issued a press release reporting the results of its operations for the three months and twelve months ended December 31, 2006. The press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

In the press release, Comcast presented non-GAAP financial measures, as defined in Regulation G and Item 10(e) of Regulation S-K promulgated by the Securities and Exchange Commission, as well as other financial measures. Non-GAAP financial measures differ from financial measures reported in conformity with U.S. generally accepted accounting principles (“GAAP”). Comcast provided reconciliations of the non-GAAP financial measures to the most directly comparable financial GAAP measures in the tables accompanying the press release. In addition, in Table 7, entitled Non-GAAP and Other Financial Measures, Comcast disclosed why management believes the presentation of the non-GAAP financial measures it customarily presents provided useful information to investors in understanding Comcast’s financial condition and results of operations as well as any additional purposes for which Comcast’s management uses these as performance measures.

In the press release, Comcast provided one additional non-GAAP financial measure to those described in Table 7, along with a reconciliation of this measure in Table 7C:

•

Reconciliation of Net Income to Adjusted Net Income for the three and twelve months ended December 31, 2005 and 2006—For 2006, Adjusted Net Income excludes a gain on discontinued operations, net of tax, and an investment gain, net of tax, related to the Adelphia/Time Warner transactions. For 2005, Adjusted Net Income excludes Investment Income and Other Income (Expense) (as presented in our Consolidated Statement of Operations), net of a 40% income tax rate and excludes in the fourth quarter of 2005 a refinement to our effective tax rate.

Comcast believes this additional non-GAAP measure provides useful information to investors. Among other things, it may help investors evaluate Comcast’s ongoing operations, can assist in making meaningful period-over-period comparisons and can help identify trends that could otherwise be masked or distorted by the excluded items. In particular, net income in 2006 includes significant non-operating investment income and a gain on discontinued operations resulting from the closing of transactions with Adelphia Communications Corporation and Time Warner Inc. that did not occur in 2005.

Item 9.01. Exhibits

Exhibit Number	Description

99.1	Comcast Corporation press release dated February 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: February 1, 2007	By:	/s/ Lawrence J. Salva
Lawrence J. Salva Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)